UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2022

DAVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40161	86-1481509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1265 Cochran Avenue

Los Angeles, CA 90019

(Address of principal executive offices) (Zip Code)

(844) 857-3283

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DAVE	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	DAVEW	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Dave Inc. (the “Company”) is filing this Amendment No. 2 (this “Amendment No. 2”) to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 11, 2022, as amended by Amendment No. 1 to the Current Report on Form 8-K filed on March 25, 2022 (as amended, the “Form 8-K/A”) to (i) file restated audited consolidated financial statements of the Company for the years ended December 31, 2021 and December 31, 2020 provided under Item 9.01(a) in the Form 8-K/A (the “Restatement”) and filed as Exhibit 99.3 to the Form 8-K/A, (ii) update Management’s Discussion and Analysis of Financial Condition and Results of Operations filed as Exhibit 99.4 to the Form 8-K/A as a result of the Restatement, and (iii) update the pro forma combined financial information provided under Item 9.01(b) in the Form 8-K/A and filed as Exhibit 99.5 to the Form 8-K/A. See Note 2 - Restatement of Previously-Issued Financial Statements in the attached audited consolidated financial statements for additional information concerning the Restatement. On August 12, 2022, the Company filed a Current Report on Form 8-K, disclosing that the audited financial statements included in the Form 8-K/A should not be relied upon.

This Amendment No. 2 does not amend any other item of the Form 8-K/A or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Form 8-K/A.

Capitalized terms used but not defined herein have the meanings assigned to them in the Form 8-K/A.

Restatement Background

On August 9, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, after consideration of the relevant facts and circumstances and after consultation with the Company’s management and Moss Adams LLP, the Company’s independent registered public accounting firm during the periods described below (“Moss Adams”), reached a determination that the Company’s previously issued (i) audited consolidated financial statements as of and for the years ended December 31, 2021 and December 31, 2020 presented in the Form 8-K/A (the “Audited Financials Relevant Periods”), and (ii) unaudited consolidated financial statements and related disclosures for the three months ended March 31, 2022 presented on the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 13, 2022 (the “First Quarter 10-Q”) (the “Relevant Earnout Period”) should no longer be relied upon due to the errors described below in such financial statements.

Cash Flow Adjustment

In connection with the preparation of the unaudited consolidated financial statements and related disclosures for the quarter ended June 30, 2022, the Company reevaluated the accounting treatment of the Company’s member advances within the Company’s statements of cash flows and concluded that cash flows from the principal portion of member advances should be included as an investing activity as opposed to an operating activity, resulting in an overstatement of the cash flows used in operating activities and an understatement of the cash flows from investing activities during the Audited Financials Relevant Periods. Upon further review, the Company determined to correct the treatment of the principal portion of member advances by classifying them as an investing activity instead of operating activity in the statement of cash flows for the Audited Financials Relevant Period.

Earnout Adjustment

In connection with the preparation of the unaudited consolidated financial statements and related disclosures for quarter ended June 30, 2022, the Company reevaluated the accounting treatment of certain previously disclosed earnout arrangements in connection with the Company’s business combination pursuant to the Agreement and Plan of Merger, dated June 7, 2021, by and among Dave Inc., VPC Impact Acquisition Holdings III, Inc. (“VPCC”), Bear Merger Company I Inc., and Bear Merger Company II LLC (the “Business Combination Agreement”). The Business Combination Agreement provided for the issuance of 1,586,037 shares (the “Earnout Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) to VPC Impact Acquisition Holdings Sponsor III, LLC, which is the sponsor of VPCC, and the independent directors of VPCC prior to the completion of the business combination, subject to potential forfeiture such that 60% of the Earnout Shares will be fully vested and no longer subject to forfeiture in the event that the Class A Common Stock achieves a trading price of at least $12.50 per share, and 40% of the Earnout Shares will be fully vested and no longer subject to forfeiture in the event that the Class A Common Stock achieves a trading price of at least $15.00 per share (in each case, determined by reference to the volume-weighted average price achieved for at least 20 trading days within any 30 consecutive trading days) prior to June 7, 2026. The Earnout Shares were recognized at fair value upon the closing of the business combination and classified in stockholders’ equity.

On August 9, 2022, the Company, in consultation with the Audit Committee, reached a determination that the unaudited consolidated financial statements presented in the First Quarter 10-Q improperly assessed the accounting treatment of the Earnout Shares by classifying them as stockholders’ equity rather than as a liability, resulting in a reclassification of the earnout shares along with a non-cash fair value adjustment during the Relevant Earnout Period. Upon further review, the Company determined to correct the treatment of the Earnout Shares by reclassifying them as a liability measured at fair value and recording a non-cash fair value adjustment for the Relevant Earnout Period.

The reclassification of Earnout Shares as liability measured at fair value also impacted the Company’s pro forma combined financial information provided under Item 9.01(b) in the Form 8-K/A. Accordingly, the Company is filing updated pro forma combined financial information under Item 9.01(b) of this Amendment No. 2.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Legacy Dave as of December 31, 2021 and 2020 and for the years ended December 31, 2021 and 2020 (as restated) are included as Exhibit 99.3 and are incorporated by reference into this Item 9.01. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Dave for the year ended December 31, 2021 (as updated) is also included as Exhibit 99.4 and is incorporated by reference into this Item 9.01.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company and Legacy Dave as of December 31, 2021 and for the year ended December 31, 2021 (as updated) is set forth in Exhibit 99.5 hereto and is incorporated herein by reference into this Item 9.01.

(d) List of Exhibits.

Exhibit Number	Description

23.1	Consent of Moss Adams, LLP

99.3	Audited consolidated financial statements of Dave Inc. as of December 31, 2021 and 2020 and for the years ended December 31, 2021 and 2020

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dave Inc. for the year ended December 31, 2021

99.5	Unaudited pro forma combined financial information of VPC Impact Acquisition Holdings III, Inc. and Dave Inc. as of December 31, 2021 and for the year ended December 31, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dave Inc.

Dated: August 22, 2022	/s/ Jason Wilk
Jason Wilk
Chief Executive Officer and Director